Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

21. Subsequent Events

Line of Credit Modification

On January 8, 2013, we closed a $2,750,000,000 unsecured line of credit arrangement consisting of a $2,250,000,000 revolver and a $500,000,000 term loan. The facility replaced our existing $2,000,000,000 unsecured line of credit arrangement described in Note 9. The revolver matures on March 31, 2017, but can be extended for an additional year at our option. The term loan matures on March 31, 2016, but can be extended up to two years at our option. The revolver bears interest at LIBOR plus 117.5 basis points and has an annual facility fee of 22.5 basis points. The term loan bears interest at LIBOR plus 135 basis points. We have an option to upsize the facility by up to an additional $1,000,000,000 through an accordion feature, allowing for aggregate commitments of up to $3,750,000,000. The facility also allows us to borrow up to $500,000,000 in alternate currencies.

Sunrise Merger

In August 2012, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sunrise Senior Living, Inc. (“Sunrise”), pursuant to which we agreed to acquire Sunrise in an all-cash merger (the “Merger”) in which Sunrise stockholders would receive $14.50 in cash for each share of Sunrise common stock. Subsequent to December 31, 2012, we completed our acquisition of the Sunrise property portfolio. The total estimated purchase price of approximately $3,281,300,000 (which includes certain seniors housing operating investments that occurred during the year ended December 31, 2012 and are included in Notes 3 and 6) is comprised of approximately $3,084,400,000 cash consideration and $133,900,000 of assumed debt (excluding our pro rata share of debt at unconsolidated entities) and excludes fair value and other purchase price accounting adjustments. As of December 31, 2012, we were committed to fund an additional $2,021,400,000 in cash which was sourced from cash on-hand and our new unsecured line of credit arrangement described above.

In connection with the Merger Agreement, Sunrise agreed to sell its management business and certain additional assets and liabilities to Red Fox Management, LP (the “Management Business Buyer”). Immediately prior to our acquisition of the Sunrise property portfolio on January 9, 2013, the Management Business Buyer acquired the Sunrise management company for $130,000,000, with the Company investing $26,000,000 for a 20% ownership interest. The Management Business Buyer will provide management services to the communities under an incentive-based management contract.

Initial accounting for the entire acquisition is incomplete as of February 26, 2013 due to the complexity of the transaction. No measurement period adjustments were recognized for the year ending December 31, 2012 as the transaction closed after year-end. Pro forma financial information has not been provided herein due to a lack of sufficient information at the time of the filing.